NYSE LISTED: “OMN” Global Innovator of Performance-Enhancing Chemistries and Surfaces Investor Presentation – First Quarter 2018

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › Forward Looking Statements Cautionary Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves and continued consolidations among its competitors and customer base; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve or achieve in a timely manner the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the Company's use of purchase orders rather than long-term contracts for most of its business; (14) the disproportionate impact of certain product lines on the Company's operating profitability; (15) customer credit risk; (16) the Company's ability to identify and complete strategic transactions; (17) the Company’s ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company’s common shares; (28) the Company's substantial debt position; (29) a decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's debt agreements; (31) the effects of a default under the Company's term loan or revolving credit facility; (32) the Company's ability to generate sufficient cash to service its outstanding debt; and (33) the Company's subsidiaries' ability to provide the Company with cash. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2017 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the trailing twelve months ended February 28, 2018, were approximately $787 million. The Company has a global workforce of approximately 1,800 employees. Visit OMNOVA Solutions on the internet at www.omnova.com. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income, Adjusted Diluted Earnings Per Share from Adjusted Income, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix. 2

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN About OMNOVA Solutions › Global technology-based supplier of customized performance-critical products › Established in 1999; formerly part of General Tire/GenCorp and Goodyear › Deep focus on Research and Development (R&D) and Innovation across all our businesses › Diverse end-markets with synergies in specialty chemistries and performance materials › World Class manufacturing facilities, optimized through LEAN SixSigma to achieve operational excellence 3

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Our Vision and Values To be a mid-sized premier global specialties provider delivering innovative, tailored solutions to win leading positions in targeted high value markets. Agility We swiftly and efficiently adapt to changing environments We make timely, data-driven decisions Integrity Our legal, regulatory and ethical behavior is impeccable We are candid, transparent and respectful Safety We promote a safety-first culture PRODUCE PRODUCT SAFELY – and encourage safe working conditions and behaviors Accountability We own our work and our results We are committed to development – ourselves and others OMNOVA VALUES 4

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › More than a century of Transformation and Innovation Long Heritage as Solutions Provider 1915 1952 CHEMICAL/PLASTICS DIVISION 1984 1999 THE GOODYEAR TIRE & RUBBER COMPANY 1898 1941 GOODYEAR CHEMICALS 2001 2010 2015 2017 NEW FLUID SOLUTIONS CREOLE CHEMICALS 5

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › An expanding geographic footprint A GLOBAL COMPANY WITH MANUFACTURING ON THREE CONTINENTS OMNOVA Locations ● World Headquarters ● Chemicals Manufacturing ● Surfaces Manufacturing ● Sales, Technology and / or Distribution Shanghai (Regional HQ) Rayong, Thailand London, U.K. Le Havre, France Villejust, France (Regional HQ) Mumbai, India Singapore Caojing, China Ningbo, China Monroe, NC Chester, SC Calhoun, GA Fitchburg, MA Auburn, PA Jeannette, PA Green Bay, WI Akron, OH (Technology Center) Mogadore/Akron, OH Beachwood, OH (Headquarters) Houston, TX Columbus, MS Plus Broad Distribution Network 6

OMNOVA at a Glance

OMNOVA SOLUTIONS

Sales by segment



Performance Materials 42%
Specialty Solutions 58%

Sales by end market



Paper & Packaging 13%
Transportation 16%
Industrial/ Other 13%
Oilfield 8%
Personal Hygiene 8%
Refurbishment & New Construction 42%

LTM Sales: $787M
LTM Adj. EBITDA: $87M*
Adj. EBITDA Margin: 11.1%*

Specialty Solutions	Performance Materials
LTM Sales: $457M LTM Adj. EBITDA: $81M* Adj. EBITDA margin: 17.7%*	LTM Sales: $330M LTM Adj. EBITDA: $29M* Adj. EBITDA margin: 8.9%*
Coatings, Adhesives, Sealants, Elastomers (C.A.S.E.) | Laminates and Films | Nonwovens | Oil & Gas	Reinforcing Resins | Antioxidants | Coated Fabrics | Paper & Carpet Chemicals | Tire Cord
Higher Growth Markets: Specialization is valued and more sustainable	**More Mature Markets:** **OMNOVA** leading positions with established product brands
Profitable Growth Model: Growth at GDP+ underlying market	**Operational Excellence Model:** Margin Growth and Cash Generation

OMNOVA consolidated sales for trailing twelve months ended February 28, 2018, represent Company estimates.
*Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense.

GROUPINGS REFLECT DISTINCT OPERATING MODELS AND MARKET STRATEGIES

7 INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN

Goals Reflect Continuing Transition to Specialty Focus

OMNOVA SOLUTIONS

Growth: GDP+ Underlying Specialty Markets

- Specialty Volume Growth
- High Margin New Product Introductions
- Commercial Excellence
- Cost Reductions
- Value Based Pricing
- Mix Improvement

Adjusted Segment Operating Margin*



6.9%
10.4%
Mid Teens
2014
2017
Goal

Market Spectrum



OMNOVA
Market Opportunity
Level of Technology
High
Low
Large Global, Vertically Integrated Chemical Companies
Small, Low Price, Local Chemical Companies
High
Willingness to Collaborate and Customize

* Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense.

CAPITALIZING ON UNIQUE OPPORTUNITY IN SPECIALTY SPACE

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INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Our Value-Creating Overarching Strategic Priorities Accelerate Growth In Specialty Businesses Expand Margins, Generate Cash In Mature Businesses Portfolio Optimization “One OMNOVA” Excellence 9

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Targeting Specialty Growth Markets › Higher growth/higher margin businesses › Significant opportunities to grow share Strengthening Commercial Excellence › Integrated sales, marketing and product development › Cross-selling › Value based pricing › Aggressive strategic marketing plans › Stronger key account value added selling Strengthening Leadership & Capabilities › Enhanced organization in place Strong, Broad-Based Innovation w/ Global Footprint › Facilities on three continents › Transformed innovation pipeline › Tailored solutions >80% of revenue targeted from specialty businesses 10

Specialty Growth: Targeted Markets

› **Targeting robust markets with demand for high performance, high margin products**

C.A.S.E	Coatings	Adhesives	Sealants	Elastomers	Laminates	Nonwovens	Oil & Gas
	› Masonry › Intumescent (fire resistant) › Direct-to-Metal › Primers › Odor and Stain Blocking › Wood Treatment	› Tapes › Release Coatings › Adhesives › Construction Binders › Roofing	› Caulking › Casting › Cement › Gaskets › Foam Sealants › Concrete	› Transportation › Industrial › Consumer Thermoplastic Products	› Retail Display › Cabinets › Food Service › Kitchen and Bath › Recreational Vehicles › Flooring › Healthcare › Commercial Furniture	› Diapers › Adult Incontinence › Healthcare › Wipes › Transportation › Filtration	› Drilling › Cementing › Fracking
MARKET SIZE:*	>$25.0B	>$20.0B	>$5.0B	>$10.0B	>$5.0B	>$25.0B	>$5.5B
GROWTH RATE:**	3 – 4% /yr	4 – 5% /yr	3 – 4% /yr	3 – 5% /yr	2 – 3% /yr	3 – 5% /yr	3 – 5% /yr

* Market data based on internal estimates and OMNOVA's place in the value chain.
** Estimated market growth rate.

COMMON CHARACTERISTICS: HIGHER MARGIN, LARGE AND GROWING MARKETS, CUSTOMER NEED FOR DIFFERENTIATION, STRONG OMNOVA NICHE POSITION WITH OPPORTUNITIES FOR GROWTH

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INVESTOR PRESENTATION | First Quarter 2018
NYSE OMN

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › Increased access to specialty markets Diversifying Chemistries & Geographies Total OMNOVA Global Expansion Total Company Other Chemistries SB Latex Total Company 80% 20% 69% 31% Pre-2010 2017 87% 11% 2% 21% 11% 87% 15% 2017Pre-2010 Asia N. America Europe 64% Diversifying Chemistries and Markets 12

2017 New Product Introductions

› **Transforming the portfolio to be a leading provider of Sustainable, Greener, SMARTer innovative solutions**

2017 New Products

Voice of the Customer

Sustainable Solutions

SMART Technologies

Disruptive Innovation



PLIOTEC® Resins
- **Pliotec PA145** – Acrygen Product Modification for Rollers
- **Pliotec SC140** – Base Polymer for Zero VOC, Direct to Metal Coatings

Hydro PLIOLITE®
- **Hydro Pliolite 211** – Base Polymer Waterborne Intumescent Coatings

ADHESIVES & SEALANTS
- **GenFlo 3967** – Improved Binder for Sports Surfaces
- **OMNAPEL** – Hydrophobic Polymer for Sealants

Decorative Laminates
- **Paint Replacement Films** – For Kitchen & Bath Cabinetry
- **Premium Woodgrain Paper** – For cabinet exteriors harmonized with wood.

NONWOVEN BINDERS
- **GenFlo** – Binder for Softer Personal Hygiene Products
- **SoftWick SF20** – Hydrophilic Surface Treatment for Nonwovens

NOVAJET™ Resins
- **Novajet 3800** – Specialty Coating Binder for Inkjet Print Media

CARPET CHEMICALS
- **GenFlo 6850** – Best-in-class Carpet Binder

Oil & Gas
- **Pexorate 332** – Rate of Penetration Enhancer for Drilling
- **IF-201L** – Dispersant for Well Cementing

Targeting Vitality Index >25% at Specialty Margins

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INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Expand Margins, Increase Cas Generation in Performance Materials Businesses Strengthening Customer Relationships › Value-based pricing › Capture growth in carpet and non-carpet flooring › Working capital optimization Lowering Our Cost Base › Realigned manufacturing › SG&A effectiveness and efficiency Improving Ability to Serve › New GM & management team › Selective innovation Expand and grow margins Increase cash generation to fund specialty growth Maintain leadership positions Exiting Commodity Paper in 2018 14

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN CONTINUED FOCUS ON COST SAVINGS & EFFICIENCY Performance Materials Manufacturing Realignment and SG&A Restructuring 2018: › Exit Commodity Paper › Value Pricing › Antioxidant Investment › Cost Savings › Selective Innovation in Carpet 2015 – 2017: › Realigned Manufacturing Footprint through facility closures, capacity reductions, and manufacturing consolidations › Restructured SG&A Company-Wide by appointing new leadership and reorganizing regional and commercial structure N. America SB capacity reduction~300M lbs N. America SB capacity utilization (previously 62%)>80%-90% in annual operating savings by year end 2017$17-$20M 15

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Portfolio Optimization M&A 1. Close-in › Emulsion polymers › Consolidation opportunities 2. Adjacencies › Market driven  C.A.S.E.  Nonwovens  Oil & gas Diversification › Products › Markets › Geographies › Customers Strategic Alliances › Lower investment risk › Accelerate innovation › Expand portfolio › Geographic expansion Balanced specialty portfolio Sustainable earnings growth › Joint development & licensing agreements › Geographic swaps/tolling › Manufacturing and/or full function JVs 16

Strategic Alliances and M&A to Accelerate Specialty Growth

OMNOVA SOLUTIONS

STRATEGIC ALLIANCES

BENEFITS:

- Profitable growth and minimal risk
- Accelerates innovation
- Expands portfolio
- Low investment for geographic expansion

Technology

- Joint development agreements
- License technology

Operations & Supply Chain

- Geographic swaps / tolling
- License cost-saving production technology
- Use contract manufacturing
- Manufacturing JVs

Commercial

- License 3rd party technology
- Full function JVs
- Joint distribution

M&A

Close-In

Emulsion Polymers

- N.A. SB consolidation
- Specialty acrylics

Adjacencies

New Polymers | **Selected Additives**

TARGET MARKETS

C.A.S.E., Nonwovens, Oil & Gas

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INVESTOR PRESENTATION | First Quarter 2018

NYSE OMN

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN “One OMNOVA” Excellence Excellence Focus › Sales › Innovation › Marketing › Operations Reporting Segment Alignment with Business Model › Specialty Solutions › Performance Materials Reduced Complexity › Common processes, tools and systems › Reduced SG&A >$3M /yr › Organizational redesign › Cost competitive manufacturing Agile, strong foundation to drive profitable growth 18

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN STRATEGIC ACTIONS DRIVING IMPROVEMENT IN PROFITABILITY, EARNINGS AND CASH FLOW Adjusted Segment Operating Profit and Adjusted Earnings Per Share (EPS) $68.4 $81.5 2014 2017 $0.28 $0.56 2014 2017 PM 8.9% OPM 6.9% Adjusted Segment Operating Profit* Adjusted EPS* * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. OPM 10.4% 19

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Record of Cash Generation and De-Leveraging Volume growth › Gaining traction on specialty growth Refinancing completed in Q1 2018 Reduced gross debt by ~$140M since 2011 Increasing earnings and consistent cash flow driving down adjusted net leverage Strong cash conversion driven by: › Improved earnings › Low maintenance capex requirement › Working capital management › No US cash taxes in near term (Federal N.O.L. $99M) 3.8 3.9 3.5 3.2 3.6 0.0 2.0 4.0 6.0 11/2014 11/2015 11/2016 11/2017 Q1 2017 Q1 2018 OMNOVA Net Adjusted Leverage (TTM)* 3.5 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. (14.8) 19.7 25.3 22.7 -20.0 0.0 20.0 40.0 2014 2015 2016 2017 Cash Flow from Operations less CAPEX 3.2 3.3 1.1% 6.7% 1.0% 5.1% 16.10% 0% 5% 10% 15% 20% Q1 2017 Q2 2017 Q3 3017 Q4 2017 Q1 2018 Specialty Sales Growth Due to Volume YOY 20

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › As of February 28, 2018 (in millions) Capital Structure / Liquidity / Net Leverage $305 DEBT = $321* Foreign Debt & Other › Capital lease › Letters of credit Term Loan B (excludes deferred financing to 5.0M) › 2023 maturity › L+325; refinanced March 2018 › Total Net Leverage Ratio Covenant › Prepayment of $41M; 12/17 $16 Liquidity Revolver $80 › Balance Drawn $0 › Letters of Credit $0 Remaining Capacity $80 Cash $36 Total Liquidity $116 Net Leverage Ratio Total Net Debt $285 LTM EBITDA* $87 Net Leverage Ratio* 3.3x WEIGHTED AVERAGE COST OF DEBT ̴̴ 5.7% / SUFFICIENT LIQUIDITY 21 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix.

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Goal: Become a Premier Global Innovative Specialty Solutions Provider Specialty Growth › Marketing, Innovation and Sales Excellence › First to market with differentiated, high margin new products › Key account growth › Geographic expansion Continued focus on operational excellence, delivered margin expansion, mix optimization and increased cash generation Transform the business through organic growth and portfolio optimization in specialties One OMNOVA to reduce complexity and lead as an agile, innovative specialty solutions provider GDP+ Growth versus underlying specialty markets >15% Targeted Segment Operating Profit Margin >80% Specialty Markets as a % of total revenue 22

Appendix › SB Raw Material Costs and Performance Features › Non-GAAP Financial Measures › Reconciliations

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN DESPITE THE RECENT UPTICK, SB LATEX MAINTAINS AN ADVANTAGED POSITION SB Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage 24

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN SIGNIFICANT MARGIN EXPANSION; AND STRONG CASH FLOW Momentum for Strong Continued Earnings Growth and Cash Generation Near-term (2016-2019) drivers Medium to longer term (2016-2020) drivers 2010 Adj. EBITDA Paper & Carpet Market Erosion Growth in Specialty 2014 Adj. EBITDA Growth Paper/Carpet REVERSED TREND Margin Expansion Cost/Pricing Growth in Key Accounts Further Geographic Expansion Higher Margin from Improved Specialty Mix New Product Development M&A 25

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN Appendix – Non-GAAP Financial Measures This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business excluding the sale of the global wallcovering business. 26

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › Appendix 1 Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net Income Three Months Ended February 28 (In millions) 2018 2017 Net Sales: Specialty Solutions $ 109.2 $ 93.7 Performance Materials 69.5 80.9 Total Net Sales $ 178.7 $ 174.6 Segment Operating Profit: Specialty Solutions $ 13.6 $ 9.5 Performance Materials 2.1 4.7 Interest expense (5.1) (5.2) Corporate expense (8.4) (7.0) Income (Loss) Before Income Taxes 2.2 2.0 Income tax expense (benefit) (5.1) (1.6) Income from continuing operations 7.3 3.6 Discontinued operations, net of tax — — Net Income (Loss) $ 7.3 $ 3.6 Depreciation and amortization $ 7.2 $ 6.7 Capital expenditures $ 3.2 $ 3.7 27

OMNOVA Consolidated Adjusted EBITDA

› Appendix 2

(Dollars in millions except per share data)	2014	2015	2016	2017	LTM* 2018
		Year Ended November 30,			
Sales	$ 987.4	$ 838.0	$ 759.9	$ 783.1	$ 787.2
Unadjusted Segment Operating Profit	$ 65.4	$ 34.8	$ 68.3	$ 47.3	$ 48.8
Segment Excluded Items					
Restructuring and severance	0.9	5.8	3.5	2.3	2.5
Asset impairment, facility closure costs and other	-	20.0	7.2	33.9	33.8
Accelerated depreciation on production transfer	2.2	5.8	3.0	-	-
Operational improvements costs	-	5.0	(0.4)	-	-
(Gain) loss on notes receivable	(1.1)	-	-	-	-
(Gain) on assets sales	-	-	-	-	-
Coated fabrics manufacturing transition costs	-	-	-	-	-
Environmental costs	1.0	3.0	0.3	-	(1.8)
Acquisition and integration related expense	-	-	1.1	(2.0)	0.4
Vacation policy change	-	-	(2.8)	-	-
Subtotal for Segment Excluded Items	3.0	39.6	11.9	34.2	34.9
Adjusted Segment Operating Profit	$ 68.4	$ 74.4	$ 80.2	$ 81.5	$ 83.7
Adjusted Segment Operating Profit as a % of Sales	6.9%	8.9%	10.6%	10.4%	10.6%
Corporate Expense	(20.8)	(27.6)	(33.7)	(29.9)	(31.3)
Interest expense	(32.9)	(28.3)	(24.7)	(21.5)	(21.4)
Corporate Excluded Items					
Restructuring and severance	-	0.1	4.9	2.9	3.1
Asset impairment, facility closure costs and other	-	0.6	-	1.8	1.8
Operational improvements costs	-	0.4	-	-	-
Write-off of debt issuance costs	0.8	0.6	4.9	-	0.8
Pension settlement	-	-	-	0.4	0.4
Corporate headquarters relocation costs	0.6	-	(0.2)	-	-
Other financing costs	2.4	1.0	-	-	-
Shareholder activist costs	-	1.9	-	-	-
Acquisition and integration related expense	-	0.4	0.9	0.3	0.5
Vacation accrual adjustment	-	-	(0.6)	-	-
Subtotal for Management Excluded Items	3.8	5.0	9.9	5.4	6.6

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INVESTOR PRESENTATION | First Quarter 2018

NYSE OMN

OMNOVA Consolidated Adjusted EBITDA (continued)

› Appendix 2

(Dollars in millions except per share data)		2014		2015		2016		2017		LTM* 2018	
				Year Ended November 30,							
Adjusted Income from Continuing Operations before Income Taxes	$	18.5	$	23.5	$	31.7	$	35.5	$	37.6	
Tax Expense **		(5.6)		(7.0)		(9.5)		(10.7)		(11.0)	
Adjusted Income From Continuing Operations		12.9	$	16.6	$	22.2	$	24.8	$	26.6	
Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations ***	$	0.28	$	0.36	$	0.50	$	0.56	$	0.59	
Adjusted Income from Continuing Operations before Income Taxes	$	18.5	$	23.5	$	31.7	$	35.5	$	37.6	
Unallocated corporate interest (excluding debt premium)		30.9		27.3		22.7		21.5		21.4	
Adjusted Consolidated EBIT		49.4		50.8		54.4		57.0		59.0	
Depreciation and amortization (excluding accelerated depreciation)		32.5		28.2		27.6		27.9		28.4	
Adjusted Consolidated EBITDA	$	81.9	$	79.0	$	82.0	$	84.9	$	87.4	
Adjusted Consolidated EBITDA as a % of Sales			8.3%		9.4%		10.8%		10.8%		11.1%
Consolidated Capital Expenditures	$	29.8	$	24.0	$	25.6	$	25.1	$	24.6	
Net Leverage											
Total Short and Long Term Debt****		412.0		356.7		366.0		361.8		320.8	
Less Cash and Restricted Cash		(99.5)		(44.9)		(72.0)		(88.0)		(36.1)	
Net Debt		312.5		311.8		294.0		273.8		284.7	
Net Leverage Ratio*****		3.8	X	3.9	X	3.6	X	3.2	X	3.3	X

* Last 12 months

**Tax rate is based on the Company's estimated normalized annual effective tax rate

*** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period

**** LTM excludes OID and deferred financing fees of $6.7M for Q1 2018

***** The above calculation is not intended to be used for purposes of calculating debt covenant compliance

29 INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN OMNOVA Trailing Twelve Months Ended February 28, 2018 30 › Appendix 3 (In millions except per share data) Specialty Solutions Performance Materials Combined Segments Corporate Consolidated Net Sales $ 456.9 $ 330.3 $ 787.2 $ — $ 787.2 Segment Operating Profit / Corporate Expense $ 64.0 $ (15.2) $ 48.8 $ (31.3) $ 17.5 Interest expense — — — (21.4) (21.4) Income (Loss) Before Income Taxes $ 64.0 $ (15.2) $ 48.8 $ (52.7) $ (3.9) Management Excluded Items Restructuring and severance 1.1 1.4 2.5 3.1 5.6 Asset impairment, facility closure costs and other .3 33.5 33.8 1.8 35.6 Environmental costs — (1.8) (1.8) — (1.8) Write-off of debt issuance costs — — — .8 .8 Pension curtailment — — — .4 .4 Acquisition and integration related expense .4 — .4 .5 .9 Subtotal for management excluded items 1.8 33.1 34.9 6.6 41.5 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 65.8 $ 17.9 $ 83.7 $ (46.1) $ 37.6 Tax expense (11.0) Adjusted Income $ 26.6 Adjusted Diluted Earnings Per Share From Adjusted Income $ 0.59 Adjusted Segment Operating Profit as a % Of Sales 14.4% 5.4% 10.6 % Segment / Corporate Capital Expenditures $ 13.7 $ 10.2 $ 23.9 $ .7 $ 24.6 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 65.8 $ 17.9 $ 83.7 $ (46.1) $ 37.6 Unallocated corporate interest — — — 21.4 21.4 Segment / Consolidated Adjusted EBIT 65.8 17.9 83.7 (24.7) 59.0 Depreciation and amortization 15.2 11.5 26.7 1.7 28.4 Segment / Consolidated Adjusted EBITDA $ 81.0 $ 29.4 $ 110.4 $ (23) $ 87.4 Adjusted EBITDA as a % of sales 17.7% 8.9% 14.0% 11.1%

INVESTOR PRESENTATION | First Quarter 2018 NYSE OMN › Appendix 4 OMNOVA Volume Impact on Sales 1Q17 2Q17 3Q17 4Q17 1Q18 Specialty Solutions 1.1% 6.3% 1.0% 5.1% 16.1% Performance Materials -9.3% -13.3% -16.8% -16.9% -11.0% China Coated Fabrics (CCF) Effect -1.9% -3.3% -4.8% -7.9% -7.1% Performance Materials Excluding CCF -7.4% -11.5% -12.0% -9.0% -18.1% 31

Investor Relations Contacts Paul DeSantis, Senior Vice President, Chief Financial Officer & Treasurer Frank Esposito, Corporate Secretary and Investor Relations (216) 682-7003 IR@omnova.com World Headquarters 25435 Harvard Road Beachwood, OH 44122 (216) 682-7000 www.omnova.com INVESTOR PRESENTATION |